--------------------------------------------------------------------------------
         ANNUAL REPORTS                               NOVEMBER 30, 1997

                                   THE COWEN
                                FAMILY OF FUNDS

                         COWEN INCOME+GROWTH FUND, INC.


                               COWEN FUNDS, INC.

                                Opportunity Fund

                           Government Securities Fund

                         Intermediate Fixed Income Fund



                            (COWEN & COMPANY LOGO)
                                COWEN & COMPANY

--------------------------------------------------------------------------------

                          ----------------------------
                                    CONTENTS

Chairman's Letter............................................................. 1
Cowen Income + Growth Fund.................................................... 2
Cowen Opportunity Fund........................................................ 5
Cowen Intermediate Fixed Income Fund and
Cowen Government Securities Fund.............................................. 8
Statements of Investments.....................................................12
Statements of Assets and Liabilities..........................................26
Statements of Operations......................................................28
Statements of Changes in Net Assets...........................................30
Notes to Combined Financial Statements........................................34
Report of Ernst & Young LLP...................................................53

CHAIRMAN'S LETTER                                               JANUARY 21, 1998
To Our Shareholders:

  The economic environment that served as the backdrop for the Cowen Family of Funds' fiscal year included a variety of contradictory elements. The Dow Jones Industrial Average posted returns of greater than 20% for the third year in a row, an unprecedented performance boosted by moderate growth, low inflation and falling interest rates. On the other hand, we also witnessed an Asian economic downturn that, as of press time, is still unfolding.

  For investors concerned about the economic turmoil in Southeast Asia, the U.S. stock and bond markets proved to be a safe haven. Although the American stock market suffered turbulence in October, it quickly recovered. Meanwhile, the Treasury market was in great demand, boosting prices and lowering yields. For the first time in years, the 30-year Treasury bond yield fell below 6%.

  To participate in the markets with confidence requires intensive fundamental research. It requires the ability to make changes in the portfolio or to have the patience to stay the course. Indeed, the market volatility both here and abroad reinforces the advantage of professional investment management.

  The Cowen Family of Funds posted strong returns for the fiscal year ended November 30, 1997 by employing disciplined investment strategies that come from decades of experience in the investment field. Details on the Funds' performance, investment strategies, 1998 outlook and portfolio manager commentary can be found on the following pages.

  As we approach the new millennium, Cowen continues its efforts to provide competitive long-term performance through the Cowen Family of Funds. Your Investment Executive is prepared to discuss how these funds, as well as Cowen's other services, can help you meet your financial objectives.

                                                             Sincerely,

                                                      /s/ JOSEPH M. COHEN

                                                          Joseph M. Cohen
                                                                 Chairman

                           COWEN INCOME + GROWTH FUND

                      Seeking Value With an Eye on Income

Despite the Asian economic crisis and the worst one-day stock plunge in U.S. history, the U.S. stock market posted a strong double-digit performance for the third year in a row. Low inflation, falling interest rates and advancing corporate profits continued to be the formula for strong, though volatile stock-price returns.
                                  PERFORMANCE

For the fiscal year ending November 30, 1997, the total annual return of the Income + Growth Fund's Class A Shares was 19.21%. In comparison, the Lipper Equity-Income Index average return was 23.78% and the Standard & Poor's 500 Index returned 28.51% during the same period. The Fund's Class B and Class C shares returned 18.34% and 19.57% respectively, for the period.

                             DEFENSIVE POSITIONING
                                    PAYS OFF

Although the Fund has been reducing its interest-rate sensitivity, its relative returns are still positively impacted by falling interest rates because it contains higher-than-average dividend yield. The reason: dividends look increasingly attractive when fixed-income investments offer less yield.

  Since last spring, interest rates have fallen sharply due to diminishing inflation fears arising from the Asia economic crisis. As a result, the Fund's total return since May 31, 1997 is 14.7%, while the S&P 500 Index was up 13.6% for the same period. In contrast, interest rates were rising during early 1997, and the Fund underperformed at that time.

  The high-dividend characteristic contributes to the Fund's stability and attempts to lower risk. Although investors have been rewarding high-risk portfolios in recent years, we have elected to maintain a low-risk portfolio. According to Morningstar, Inc., a mutual fund industry research firm, the Fund's "beta," or measure of price volatility, is 0.49. A beta of 1 suggests that a portfolio has an equal volatility to the stock market as a whole.

  As a result, the Fund strives to outperform in weak markets and tends to underperform in strong markets. For instance, while the S&P 500 Index was up 8% in July 1997, the Fund was up about 6%. However, in August, when the S&P 500 Index was down 6%, the Fund was only down about 0.5%.

                                  TWO-PRONGED
                                STOCK SELECTION

There are essentially two sides to the portfolio: core and contrarian. Our core companies have very high yields but relatively low dividend growth rates. These companies have lower returns on investment and therefore do not have the opportunity to reinvest their earnings in high-growth areas, so they pay them out as dividends. Included in this part of the portfolio are electric utilities, natural gas companies, some of the oil companies and REITs.

  For example, in the energy area, we continue to hold large integrated oil companies such as Mobil and Texaco. Due to technological advances, we believe that these companies can generate tremendous cash flow, even with oil and gas at modest price levels. Within electric utilities, we own high-quality companies such as Baltimore Gas & Electric, New Century (formerly Public Service of Colorado) and UtiliCorp. These stocks

                                       --
yield more than 5% and operate in service areas with good demographics and a favorable regulatory environment. Their management teams understand how to compete in this new era of deregulation. We also own a number of regional telephone companies such as SBC Corp and GTE.

  Finally, nearly 10% of the portfolio is invested in real estate investment trusts. REITs are in a special category because they generate 6%-7% yields as well as steady growth. REITs are defensive for a number of reasons. One reason is their high yield. A second reason is that if the stock market starts to go down because inflation heats up, then the underlying real estate offers a hedge.

  REITs are an attractive way for foreign investors and U.S. pension funds to own real estate. During the 1980s, they attempted to buy the buildings directly, and they wound up with some empty buildings that they couldn't sell. REITs allow them to invest in a diversified portfolio of properties with excellent liquidity.

  On the contrarian side, the companies are growing much faster and have lower dividend payout rates. Using a value discipline, we purchase companies with strong fundamentals that may be out of favor or ignored by Wall Street. Although dividend yields are lower, we still require them to yield 25% more than the S&P 500 Index, or have a faster dividend growth rate than the S&P 500. Currently, the portfolio's overall yield is about 3.5%, about twice the market average.

  Examples of contrarian stocks include Philip Morris and RJR, tobacco companies that are reinvesting their tremendous cash flows in non-tobacco areas. In retailing, we have significant exposure to J.C. Penney and Sears Roebuck. In financial services, roughly 15% of the portfolio, we own a number of large super-regional banks such as BankOne, NationsBank and Fleet Financial. The consolidation trend in the banking industry is still in the early stages.

                                LOOKING FORWARD

We continue to see a market environment characterized by low inflation, low interest rates and, by and large, growing corporate profits. In such an environment, our mission continues to be to identify good, strong fundamental companies where we either get a high and rising dividend stream, or we have a contrarian opportunity where we think the valuation is extremely compelling.

  Since every stock we buy must pay a dividend, we believe that this helps protect the portfolio against rising interest rates. In addition, we've diversified the portfolio and have worked hard to minimize its risk. We know we're doing our job right if we capture 80%-90% of the upside when the market is moving higher. If the market turns bearish, then we expect to hold up better than the average mutual fund portfolio.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                INVESTMENT IN COWEN INCOME + GROWTH FUND, INC.,
                        CLASS "A" SHARES AND THE S&P 500
                        Cowen Income & Growth Fund Chart

            Cowen Income + Growth Fund, Inc.        S&P 500
 7/31/87             10,000                           10,000
 7/31/88              9,233                            8,829
 7/31/89             11,865                           11,648
 7/31/90             11,448                           12,405
 7/31/91             12,754                           13,988
 7/31/92             15,111                           15,777
 7/31/93             16,538                           17,155
 7/31/94             16,586                           18,045
11/30/94*            16,116                           18,054
11/30/95             20,870                           24,718
11/30/96             24,598                           31,643
11/30/97            $29,322                          $39,933

---------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN**
---------------------------------------------------------------
      1 YEAR                5 YEAR                10 YEAR
-------------------   -------------------   -------------------
      13.53%                13.14%                11.32%
---------------------------------------------------------------

*  Fund changed fiscal year to one ending on November 30.

** Includes initial maximum sales charge of 4.75%.

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                                 AVERAGE ANNUAL TOTAL RETURN
                           ----------------------------------------
                                   1 YEAR             INCEPTION***
                           ----------------------     -------------
Class "B" shares****                       13.34%         16.92%
Class "C" shares                           19.57%         18.54%

---------------
 *** Inception dates of Class "B" shares and Class "C" shares are May 17, 1994 and May 9, 1994 respectively.

**** After deduction of Contingent Deferred Sales Charge.

     All performance figures assume reinvestment of dividends and capital gains.

     Past performance is not predictive of future results.

                                       --

                             COWEN OPPORTUNITY FUND

         Making Money In Small Caps Through Stock and Sector Selection

As a group, the small-capitalization market continued to underperform the large market averages in 1997. Although this phenomenon showed signs of abating last summer, it re-emerged in the fall with the stock market sell-off in October. After the Asian stock markets plummeted, foreign investors once again sought liquidity in the largest brand-name U.S. corporations, virtually ignoring smaller domestic companies.
                                  PERFORMANCE

For the fiscal year ending November 30, 1997, the Cowen Opportunity Fund Class A shares produced a total return of 13.55%. In contrast, the unmanaged Russell 2000 Index generated a total return of 23.41% for the same period, while the Standard & Poor's 500 Index was up 28.51%. The Fund's Class B and Class C shares returned 12.72% and 13.82%, respectively, for the period.

  As of November 30, 1997, the Cowen Opportunity Fund had an annualized return of 15.94% since its inception on March 31, 1988. For the same time period, it has outperformed both the Lipper Small Cap Fund Index and the Russell 2000, which had annualized returns of 14.06% and 14.24%, respectively.

  During the most recent two year period, small-capitalization technology and small-capitalization health care, two traditional areas of growth, have been among the poorest performers of the Russell 2000. While these traditional growth areas have been weak, the Fund's performance has been bolstered by individual stock selection and good performance by energy stocks through mid 1997. Health care is looking attractive again and the current volatility in small-cap technology is beginning to present attractive entry points.

                                  HIGHLIGHTS:
                              ENERGY, HEALTH CARE
                                  AND CABLE TV

Our investment process attempts to identify companies that are undervalued in the marketplace. In some cases, companies that are rebuilding and adding to their business value are recognized by other companies before they are recognized by the marketplace, which results in consolidation. During 1997, our portfolio held Chicago Docks, HealthSource, Louisiana Land, Dreaco, Standard Financial, Healthdyne and Universal Hospital -- which were all acquired.

  Although the portfolio employs a bottom-up strategy focusing on company specifics, it is not unusual to have large positions in the portfolio invested in certain sectors. That continued to be the case in 1997 in these four sectors:

- Energy -- Energy continues to be the largest sector in the portfolio. Exploration and production companies, oil service and drillers all appreciated in value through mid-1997. The valuation and performance disparity between large- and small-capitalization stocks is vividly demonstrated in the energy area. In 1997, the large multi-national companies were up 22% compared to a 3% decline for the small domestic producers. Yet, our small-capitalization domestic group is producing 10%+ gains in reserves and cash flows this year and next compared to flat production growth for the majors. Currently, our small-capitalization exploration and production companies are now selling at about 5X cash flow, which is at the low end of historical valuations.

- Health Care -- Health care is our second largest sector weighting. Two niche HMOs, Sierra (up 37% in 1997) and Mid-Atlantic Medical (flat for the year) -- the most important providers in their regions, offer good value and growth potential to

                                       --
  our portfolio. We also believe another health care area, the generic drug sector, has a strong tailwind to its back. Mylan (up 27%) and Alpharma (up 56%) are our two generic drug choices.

      Biotechnology is neither classic value nor classic growth as viewed by the investment community. Yet our analysis has identified several biotechechnology and/or small pharmaceutical companies with well-positioned products that should not only grow but perhaps become acquisition targets. For example, we invested in ICN Pharmaceuticals earlier in the year; rising 150% during 1997, it is one of the best contributors to the Russell 2000 Index. Currently, there are less than 10 profitable biotechechnology companies but by 2000, there could by as many as 100.

- Cable Television -- After some years of underperformance, the cable TV industry made a comeback in 1997. The stocks were selling at attractive valuations and we felt the catalysts were visible to warrant investment in selected companies such as Cablevision Systems (up over 200% in 1997), Comcast Corp. (up 77%), and TCA Cable (up 50%). We saw cable as a direct link into the home, a hidden asset that could be transformed and magnified by technology and the Internet. After we invested in these stocks, Microsoft recognized this as well by investing in Comcast. Even though satellite TV is having some competitive impact, the cable companies have upgraded their services and boosted the number of channels, making them the easier choice for most consumers.

- Technology -- We continue to underweight technology, the poorest performing group of the Russell 2000, up only 1% in 1997. With Intel's and Microsoft's new product offerings delayed until mid-1998 and the absence of the normal price/performance upgrades, combined with the year 2000 problem taking up managers' time and budgets, many companies are reporting declining earnings and prospects. However, several special situation software companies are in the portfolio and the technology sell-off is creating even more value opportunities.

                                 LOOKING FORWARD:
                             THE CASE FOR SMALL CAPS

Over the past sixty years, small-capitalization stocks have outperformed large-capitalization stocks by about two percentage points annually. However, small-capitalization stocks have significantly lagged large companies for the past three years. Now, we believe that the stage is set for small caps to outperform for the following reasons:

- Attractive valuations -- Small-capitalization stocks are generally selling at a discount to large-capitalization stocks, despite the much stronger sales and earnings growth prospects of most small-capitalization companies.

- Flight from emerging markets -- Emerging markets in Southeast Asia had drained capital that otherwise might go to high-growth, smaller domestic companies.

- Strengthening dollar -- The strong dollar and the severely weakened Asian currencies will have a disproportionately negative impact on U.S. multinational earnings. Small companies doing most of their business in the U.S. are not affected as much by a rising dollar.

- New tax law -- The capital gains tax cut should benefit small-capitalization companies because most of their returns come from capital appreciation, rather than dividends, which are taxed at ordinary income rates.

  We have great enthusiasm for our portfolio and are adhering to our investment discipline of searching for companies poised for growth.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                     INVESTMENT IN COWEN OPPORTUNITY FUND,
             CLASS "A" SHARES AND THE S&P 500 AND THE RUSSELL 2000

                                      LOGO





                COWEN
              OPPORTUNITY      S&P       RUSSELL
                FUND           500        2000

3/31/88*        10000        10000       10000
11/30/88        9099         10827       10094
11/30/89        10970        14158       12145
11/30/90        11235        13653        9442
11/30/91        15341        16440       13680
11/30/92        17693        19466       16908
11/30/93        22910        21429       20112
11/30/94        25094        21722       19890
11/30/95        27079        29740       25557
11/30/96        35076        38072       29777
11/30/97        39652        48047       36149


-----------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN**
-----------------------------------------------------------------
      1 YEAR                 5 YEAR               INCEPTION*
-------------------    -------------------    -------------------
       8.15%                 16.49%                 15.37%
-----------------------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

**Includes initial maximum sales charge of 4.75%.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                            AVERAGE ANNUAL TOTAL
                                   RETURN
                           ----------------------
                           1 YEAR     INCEPTION***
                           ------     -----------
Class "B" shares****       7.72%        14.43%
Class "C" shares           13.82%       15.84%

---------------
 *** Inception dates of Class "B" shares and Class "C" shares are May 17, 1994 and May 9, 1994 respectively.
**** After deduction of Contingent Deferred Sales Charge.

    All performance figures assume reinvestment of dividends and capital gains.

    Past performance is not predictive of future results.

                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                        COWEN GOVERNMENT SECURITIES FUND

                     Inflation Outlook Bodes Well for Bonds

During a volatile year, it was our ability to shift among asset classes that was key to our competitive performance in the Cowen Intermediate Fixed Income Fund and the Cowen Government Securities Fund. In addition, our high quality focus regarding credit and our strategy regarding interest-rate sensitivity added stability to both Funds.
                                  PERFORMANCE

For the fiscal year ending November 30, 1997, the total annual return of the Intermediate Fixed Income Fund's Class A shares was 6.47%, slightly outperforming its benchmark. The Lehman Brothers Intermediate
Government/Corporate Index, an unmanaged benchmark of intermediate government and corporate bonds, reflected an increase of 6.33%. The Fund's Class B and Class C shares returned 6.21% and 6.74%, respectively.

  The total annual return for the Government Securities Fund's Class A shares was 6.55%, somewhat below its unmanaged benchmark, the Lehman Brothers Aggregate Index, which reflected a return of 7.55%. The Fund's Class C shares returned 6.55%.

  Two factors were behind the Intermediate Fixed Income Fund outperforming its benchmark. One was due to our overweighting in corporate bonds, which outperformed government bonds over the year. The second factor was our shifting the average maturity of the Fund as rates declined. The Government Securities Fund's slight underperformance reflects our strategy to lower the portfolio's sensitivity to interest rates in comparison to the benchmark and maintain exposure to the mortgage sector of the bond market for the year.

                            ASIA AFFECTS BONDS, TOO

Although the economic turmoil in Asia was a negative for stocks, its impact on bonds was generally positive. It lowered inflation expectations in the U.S. at a time when the actual level of inflation was already declining. In addition, it created a tremendous demand for U.S. government bonds as investors sought the world's safest haven for their funds. The net result of these factors was that long-term interest rates, after rising for the first several months of the fiscal year, proceeded to decline steadily. In April 1997, the 30-year Treasury bond peaked at about 7.1%, but then began a descent towards 6% by November 30, 1997. Since bond prices move inversely to interest rates, this development was a positive one for the bond market.

  However, intermediate bonds were not quite as positively impacted. While the 30-year U.S. Treasury bond yield dropped about 0.32 percentage points from November 30, 1996 to November 30, 1997, the yield on five-year notes was essentially unchanged. Interest rates on short-term securities actually rose on a year-to-year basis, driven by Federal Reserve Board policy. During the year, the Fed raised short-term rates once in March 1997 by 0.25 percentage points. In addition, in an effort to generate capital appreciation, institutional investors shifted from the short end of the maturity spectrum to the longer end, as it became apparent that the rate of inflation was dropping. Indeed, subsequent to November 30, 1997, yields on 30-year U.S. Treasury bonds fell to 5.9%, the lowest level in four years.

  Amid this activity, we took an active approach to managing both these Funds. In addition to responding to these actions as they unfolded and

                                       --
adjusting maturities when necessary, we followed these three strategies:

- Strategy 1: Keep Quality High -- The Intermediate Fixed Income Fund maintains a preference for higher credit quality. While we did have some BBB-rated paper in the portfolio from time to time, such as bonds issued by Long Island Savings Bank, the overall credit quality of the corporate bond portfolio was A, as rated by Moody's Investor Service, a national bond rating agency. Higher-quality corporate bonds tend to outperform lower-quality bonds in periods of economic uncertainty.

    To amplify the portfolio's yield, we continue to invest in preferred stock, such as those issued by McDonald's, which have characteristics very similar to fixed-income securities. Preferred shares pay higher yields than corporate bonds because the preferred's repayment obligation is junior to that of the senior corporate debt. However, credit quality is of minimal concern with a company with the financial strength of McDonald's, which is rated Aa3 by Moody's.

- Strategy 2: Keep Interest-Rate Sensitivity Low -- As 1997 got underway, we shortened the maturity and duration of both funds as it became apparent that the Federal Reserve Board was going to raise short-term interest rates. For instance, the Intermediate Fund's duration had come down from 4.8 years at November 30, 1996 to 4.2 years in March 1997. By September, the duration was further shortened to 3.7 years as it seemed that the Fed might have to raise rates again due to tight labor markets. However, the absence of inflation forestalled that additional Fed action.

- Strategy 3: Emphasize Corporates, De-emphasize Mortgages -- During the year, we continued to emphasize corporate bonds, which outperformed until the late fall when the Asia crisis caused the stock market to fall sharply. Although corporate bonds don't do as well when the economy weakens, we don't believe that the U.S. economy will slow to the point where it makes corporate creditworthiness a significant issue for higher quality issues.

    Mortgage-backed securities do not raise credit concerns, and they pay substantially higher yields than corporates. However, mortgage-backed bonds underperform when interest rates fall, as mortgage holders refinance, forcing investors to reinvest at lower rates.

    At mid-year, the Government Fund contained 60% mortgages and 40% Treasury bonds. By November 30, 1997, that proportion was reversed to 40% mortgages and 60% Treasury bonds. The mortgage component of the Intermediate Fixed Income Fund was also reduced from 30% at mid-year to 26% at November 30, 1997.

                                LOOKING FORWARD

We expect U.S. economic growth to slow from 3% to 2.5% or so in 1998. In addition, inflation expectations continue to fall. Currently, short-term interest rates, at 5.5%, are not much lower than 30-year rates. Investors are demanding virtually no inflation premium to extend their maturity commitment, resulting in a flat yield curve. Assuming an inflation rate of 1-2%, bonds today are offering a very high real rate of return. Combined with the potential for further stock market turbulence abroad and in the U.S., bonds also offer something else stocks can't provide: relative price stability.

  Our expectation is to continue to position the funds with high-quality securities while searching for extra yield. In addition, we plan to maintain a slightly longer average maturity to take advantage of the downward trend in interest rates.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
               INVESTMENT IN COWEN INTERMEDIATE FIXED INCOME FUND
                          IN CLASS "A" SHARES AND THE
                 LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX


                COWEN INTERMEDIATE        LEHMAN INTERMEDIATE
                FIXED INCOME FUND       GOVERNMENT/CORPORATE INDEX
1/20/93*            10000                      10000
11/30/93            10316                      10720
11/30/94            10133                      10521
11/30/95            11575                      12051
11/30/96            12178                      12620
11/30/97            13087                      13419


---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN**
---------------------------------------------------
         1 YEAR                   INCEPTION*
------------------------   ------------------------
         3.95%                      5.49%
---------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** Includes initial maximum sales charge of 2.35%.

                           CLASS B AND CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                           AVERAGE ANNUAL TOTAL
                                  RETURN
                          ----------------------
                          1 YEAR     INCEPTION***
                          ------     -----------
Class "B" shares****      3.21%          7.02%
Class "C" shares          6.74%          7.70%

---------------
 *** Inception dates of Class "B" shares and Class "C" shares are July 12, 1994 and July 11, 1994 respectively.
**** After deduction of Contingent Deferred Sales Charge.

     All performance figures assume reinvestment of dividends and capital gains.

      Past performance is not predictive of future results.

                                       --

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                INVESTMENT IN COWEN GOVERNMENT SECURITIES FUND,
                CLASS "A" SHARES AND THE LEHMAN AGGREGATE INDEX


                COWEN GOVERNMENT     LEHMAN AGGREGATE
                SECURITIES FUND          INDEX
1/20/93*            10000                10000
11/30/93            10228                10799
11/30/94            9896                 10470
11/30/95            11404                12317
11/30/96            11899                12884
11/30/97            12801                13857



---------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN**
---------------------------------------------------
         1 YEAR                   INCEPTION*
------------------------   ------------------------
         1.47%                      5.00%
---------------------------------------------------

Performance of other classes will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

** Includes initial maximum sales charge of 4.75%.

                                 CLASS C SHARES

ANNUALIZED RETURN OF THE CLASS:

                               AVERAGE ANNUAL TOTAL RETURN
                          -------------------------------------
                                 1 YEAR             INCEPTION***
                          ---------------------     -----------
Class "C" shares                  6.55%                7.78%

---------------
 *** Inception date of Class "C" shares is July 11, 1994.

    All performance figures assume reinvestment of dividends and capital gains.

    Past performance is not predictive of future results.

                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1997

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- 97.3% of total portfolio
              CHEMICALS -- 2.2%
    25,000    Du Pont (E.I.) De Nemour                              $  1,514,062
                                                                    ------------
              CONSUMER PRODUCTS -- 8.3%
    28,000    Eastman Kodak, Co.                                       1,697,500
    26,000    Fortune Brands, Inc.                                       940,875
    37,000    Kimberly-Clark Corp.                                     1,926,313
    50,000    Readers Digest Association                               1,196,875
                                                                    ------------
                                                                       5,761,563
                                                                    ------------
              ENERGY -- 25.2%
    35,000    Baker Hughes, Inc.                                       1,465,625
    30,000    Coastal Corp.                                            1,756,875
    32,000    Consolidated Natural Gas                                 1,932,000
    40,000    K N Energy                                               1,870,000
    65,000    Keyspan Energy Corp.                                     2,165,313
    50,000    MCN Energy                                               1,909,375
    23,000    Mobil Corp.                                              1,654,563
    14,000    Murphy Oil Corp.                                           770,000
     8,000    Schlumberger Ltd                                           658,500
    23,000    Sonat, Inc.                                              1,001,938
    24,000    Texaco, Inc.                                             1,356,000
    18,000    Tidewater, Inc.                                          1,009,125
                                                                    ------------
                                                                      17,549,314
                                                                    ------------
              FINANCIAL SERVICES -- 8.2%
    18,700    Banc One Corp.                                             960,712
    20,000    Fleet Financial Group, Inc.                              1,321,250
    28,000    NationsBank Corp.                                        1,681,750
    38,000    Ohio Casualty Corp.                                      1,733,750
                                                                    ------------
                                                                       5,697,462
                                                                    ------------
              DIVERSIFIED MANUFACTURING -- 3.2%
    42,000    Engelhard Corp.                                            748,125
    25,000    PPG Industries, Inc.                                     1,448,437
                                                                    ------------
                                                                       2,196,562
                                                                    ------------

See notes to combined financial statements
                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)

              NATURAL RESOURCES -- 4.0%

    75,000    Cyprus Amax Minerals Corp.                            $  1,373,437
    46,000    Newmont Mining Corp.                                     1,382,875
                                                                    ------------
                                                                       2,756,312
                                                                    ------------
              PHARMACEUTICALS/HEALTH CARE -- 5.7%
    34,000    Bausch & Lomb, Inc.                                      1,347,250
    22,000    Pfizer, Inc.                                             1,600,500
    31,000    Pharmacia & Upjohn, Inc.                                 1,046,250
                                                                    ------------
                                                                       3,994,000
                                                                    ------------
              REAL ESTATE INVESTMENT TRUSTS -- 8.8%
    45,000    Kimco Realty Corp.                                       1,546,875
    50,000    New Plan Realty Investment Trust                         1,212,500
   100,000    United Dominion Realty Trust                             1,468,750
    46,000    Weingarten Realty Investment Trust                       1,917,625
                                                                    ------------
                                                                       6,145,750
                                                                    ------------
              RETAIL -- 4.1%
    21,000    J C Penney Corp.                                         1,349,250
    32,000    Sears Roebuck & Co.                                      1,466,000
                                                                    ------------
                                                                       2,815,250
                                                                    ------------
              TELEPHONE/COMMUNICATIONS -- 5.5%
    40,000    GTE Corp.                                                2,022,500
    13,000    SBC Communications                                         946,563
    15,000    Sprint Corp.                                               878,438
                                                                    ------------
                                                                       3,847,501
                                                                    ------------
              TOBACCO -- 7.5%
    31,000    Phillip Morris Co's, Inc.                                1,348,500
    55,000    RJR Nabisco Holdings Corp.                               2,004,062
    60,000    UST, Inc.                                                1,852,500
                                                                    ------------
                                                                       5,205,062
                                                                    ------------


See notes to combined financial statements
                                       --

                        COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                          DESCRIPTION                          VALUE
              COMMON STOCKS -- (Continued)

              UTILITIES -- 14.6%
    39,000    Baltimore Gas & Electric                              $  1,196,812
    22,000    Cinergy Corp.                                              783,750
    40,000    Eastern Enterprises, Inc.                                1,610,000
    35,000    New Century Energies, Inc.                               1,548,750
    65,000    Scana Corp.                                              1,795,625
    50,000    Southern Co.                                             1,200,000
    59,000    UtiliCorp United, Inc.                                   2,017,063
                                                                    ------------
                                                                      10,152,000
                                                                    ------------
              TOTAL COMMON STOCKS (Cost $60,090,479)                  67,634,838
                                                                    ------------
PRINCIPAL
  AMOUNT
              SHORT TERM INVESTMENTS -- 2.7%
$1,000,000    Ford Financial Capital Corp., 5.54%, 12/01/1997          1,000,000
   850,000    General Electric Capital Corp., 5.68%, 12/05/1997          850,000
                                                                    ------------
              TOTAL SHORT-TERM INVESTMENTS(Cost $1,850,000)            1,850,000
                                                                    ------------
              TOTAL INVESTMENTS -- 100.0%
                (Cost $61,940,480)                                  $ 69,484,838
                                                                    ============

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1997

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCK -- 89.1% of total portfolio
              OIL & GAS EXPLORATION -- 21.0%
    35,000    Abraxas Petroleum Corp.*                             $     560,000
   280,000    Arakis Energy Corp.*                                       822,500
    47,700    Barrett Resources Corp.*                                 1,413,112
   618,700    Canadian 88 Energy Corp.*                                1,824,753
    34,300    Devon Energy Corp.                                       1,333,413
   188,900    Enserch Exploration, Inc.*                               1,582,037
    30,700    Forest Oil Corp.*                                          489,281
    81,400    HS Resources, Inc.*                                      1,297,313
   151,000    Hurricane Hydrocarbons*                                    927,812
    92,000    Magnum Hunter Resources, Inc.*                             529,000
     3,800    Murphy Oil Corp.                                           209,000
    20,600    Nuevo Energy Co.*                                          858,763
     4,000    Ocean Energy, Inc.*                                        223,750
   113,400    Oryx Energy Co.*                                         3,061,800
   204,400    Petromet Resources Ltd.*                                   495,193
    25,000    Pinnacle Resources Ltd.*                                   337,945
    31,900    Pioneer Natural Resources Co.*                           1,018,806
    16,900    Pogo Producing Co.                                         530,237
   172,000    Rigel Energy Corp.*                                      1,485,622
    60,000    Rio Alto Exploration Ltd.*                                 474,000
   158,200    Santa Fe Energy Resources*                               1,769,863
    24,500    Seagull Energy Corp.*                                      558,906
   125,000    Summit Resources Ltd.*                                     460,834
   111,900    Titan Exploration, Inc.*                                 1,328,812
    62,600    United Meridian Corp.*                                   1,881,913
                                                                   -------------
                                                                      25,474,665
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              OIL & GAS EQUIPMENT & SERVICES -- 12.7%
    17,900    Benton Oil & Gas Co.*                                $     258,431
   322,000    Black Sea Energy Ltd.*                                     542,678
    40,000    Canadian Fracmaster Ltd.*                                  573,014
    53,200    Global Marine, Inc.                                      1,399,825
    30,000    Hanover Compressor Co.*                                    630,000
    39,200    Nabors Industries, Inc.*                                 1,374,450
   103,200    Oceaneering International, Inc.*                         2,128,500
    42,400    Offshore Logistics*                                        954,000
    58,600    Parker Drilling Co.*                                       772,787
    15,600    Petroleum Geo Services-ADR*                              1,003,275
    81,500    Pride International, Inc.*                               2,251,438
    45,600    Reading & Bates Corp.*                                   1,749,900
    38,400    Weatherford Enterra, Inc.*                               1,730,400
                                                                   -------------
                                                                      15,368,698
                                                                   -------------
              UTILITIES -- 9.9%
    12,700    Central Hudson Gas & Electric Co.                          488,950
    17,700    Central Louisiana Electric Co.                             514,406
    17,300    DPL, Inc.                                                  454,125
    15,100    Eastern Utilities Associates                               362,400
    24,200    Empire District Electric Co.                               455,263
    13,700    Keyspan Energy Corp.                                       456,381
    14,000    Madison Gas & Electric Co.                                 285,250
    12,000    New Century Energies, Inc.                                 531,000
   211,300    Niagra Mohawk Power Corp.*                               2,020,556
     7,900    NIPSCO Industries                                          369,819
    20,400    Northeast Utilities                                        263,925
     8,100    Orange & Rockland Utilities, Inc.                          323,494
     9,000    Otter Tail Power Co.                                       312,750
    11,200    Puget Sound Energy, Inc.                                   309,400
    16,600    St. Joseph Light & Power Co.                               280,125
    11,900    SCANA Corp.                                                328,737
    29,500    Sierra Pacific Resources                                   999,313
    15,300    Texas Utilities, Inc.                                      612,000

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              UTILITIES -- (Continued)
    34,900    TNP Enterprises, Inc.                                $     959,750
    34,500    Union Electric Co.                                       1,373,531
    10,400    WPL Holdings, Inc.                                         317,200
                                                                   -------------
                                                                      12,018,375
                                                                   -------------
              PHARMACEUTICALS -- 5.7%
    46,400    Alpharma, Inc.                                           1,061,400
    31,600    Ascent Pediatrics, Inc.*                                   252,800
    37,300    Carter-Wallace, Inc.*                                      617,781
    35,000    Columbia Laboratories, Inc.*                               481,250
    45,200    IVAX Corp.*                                                319,225
    32,000    Kos Pharmaceuticals, Inc.*                                 536,000
   163,200    Mylan Labs, Inc.                                         3,621,000
                                                                   -------------
                                                                       6,889,456
                                                                   -------------
              METALS & MINING -- 5.3%
   129,100    Amax Gold, Inc.                                            282,406
    73,900    Armco, Inc.                                                392,594
    15,000    Asarco, Inc.                                               373,125
   110,600    Battle Mountain Gold Co.                                   559,913
    28,400    Birmingham Steel Corp.*                                    434,875
   203,600    Canyon Resources Corp.*                                    241,775
    40,200    Cyprus Amax Minerals Co.                                   736,162
    30,000    Getchell Gold Corp.*                                       787,500
    56,400    Hecla Mining Co.*                                          278,475
    20,000    Homestake Mining                                           210,000
    20,000    Newmont Mining Corp.                                       601,250
   157,800    Royal Oak Mines, Inc.                                      246,562
   300,200    TVX Gold, Inc.*                                            788,025
    28,500    Worthington Industries                                     516,563
                                                                   -------------
                                                                       6,449,225
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              BROADCASTING -- 4.1%
    50,000    Adelphia Communications Cl A*                        $     725,000
    15,500    Cablevision Systems*                                     1,270,031
    83,000    Comcast Corp. Special Cl A                               2,324,000
    15,200    TCA Cable TV, Inc.                                         630,800
                                                                   -------------
                                                                       4,949,831
                                                                   -------------
              HEALTH CARE SERVICES/HMO'S -- 4.0%
   150,000    IntegraMed America, Inc.*                                  290,625
   189,700    Mid-Atlantic Medical Services*                           2,525,381
    20,000    Morrison Health Care, Inc.                                 357,500
    83,200    Physician Reliance Network*                                816,400
    50,000    Renex Corp.*                                               362,500
    12,100    Sierra Health Services*                                    440,138
                                                                   -------------
                                                                       4,792,544
                                                                   -------------
              CONSUMER SERVICES -- 3.4%
    16,500    Aim Safety Co.*                                            220,147
    30,100    American Safety Razor Co.*                                 571,900
     9,000    American Woodmark Corp.                                    198,000
    43,900    Berlitz International, Inc.*                             1,133,169
    35,300    Marker International*                                      163,263
    65,900    Sotheby's Holdings*                                      1,124,419
    27,400    York Group, Inc.                                           664,450
                                                                   -------------
                                                                       4,075,348
                                                                   -------------
              SOFTWARE -- 3.4%
    16,000    Barra, Inc.*                                               446,000
    18,900    Evans & Sutherland Computer Corp.*                         585,900
    18,200    Gerber Scientific, Inc.*                                   364,000
    18,500    Information Resources, Inc.*                               275,187
   234,900    Novell, Inc.*                                            2,172,825
    28,500    Platinum Software Corp.*                                   222,656
                                                                   -------------
                                                                       4,066,568
                                                                   -------------
              BIOTECH -- 3.3%
    19,800    Biogen, Inc.*                                              693,000
    50,000    Cephalon, Inc.*                                            506,250

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              BIOTECH -- (Continued)
    14,300    COR Therapeutics, Inc.*                              $     325,325
    49,000    Genzyme Corp.*                                           1,313,813
   100,000    IBAH, Inc.*                                                343,750
    25,000    Matrix Pharmaceuticals, Inc.*                               89,062
    31,900    Neopath, Inc.*                                             526,350
    19,700    Onyx Pharmaceuticals, Inc.*                                142,825
                                                                   -------------
                                                                       3,940,375
                                                                   -------------
              TRUCKING/TRANSPORT/PARTS -- 3.2%
    16,400    Covenant Transportation, Inc.*                             262,400
    13,500    Keystone Automotive Industries, Inc.*                      313,031
    18,400    Kirby Corp.*                                               341,550
    23,500    Simon Transportation Services, Inc.*                       540,500
    29,000    Stewart & Stevenson Services, Inc.                         630,750
    35,000    Titan International, Inc.                                  700,000
    52,800    Transport Corp. of America, Inc.*                          851,400
    14,100    Walbro Corp.                                               205,331
                                                                   -------------
                                                                       3,844,962
                                                                   -------------
              RETAILERS -- 2.5%
    26,300    Ann Taylor Stores Corp.*                                   374,775
     6,500    Brylane, Inc.*                                             336,375
    10,400    Homebase, Inc.*                                             87,100
    50,000    Lechters, Inc.*                                            287,500
    38,400    Michael Stores, Inc.*                                    1,243,200
    19,600    Williams-Sonoma, Inc.*                                     747,250
                                                                   -------------
                                                                       3,076,200
                                                                   -------------
              FINANCIAL SERVICES -- 2.5%
    24,900    Alliance Bancorp                                           647,400
    46,900    American Banknote Corp.*                                   252,087
    30,600    Compass Bancshares, Inc.                                 1,224,000
    44,435    IBS Financial Corp                                         774,835
     7,000    Sovereign Bancorp, Inc.                                    132,563
                                                                   -------------
                                                                       3,030,885
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              ELECTRONICS/ELECTRICAL -- 2.2%
    10,700    General Signal Corp.                                 $     436,694
   100,200    Lo-Jack Corp*                                            1,390,275
    21,200    Tokheim Corp.*                                             398,825
    17,500    Vanguard Cellular Systems*                                 243,906
    52,800    Visioneer, Inc.*                                           191,400
                                                                   -------------
                                                                       2,661,100
                                                                   -------------
              BUILDING CONSTRUCTION -- 1.6%
   152,100    Dravo Corp.*                                             1,511,494
    10,000    USG Corp.*                                                 468,750
                                                                   -------------
                                                                       1,980,244
                                                                   -------------
              ENVIRONMENTAL -- 1.5%
    38,900    Calgon Carbon Corp.                                        427,900
   190,000    ICF Kaiser International, Inc.*                            403,750
    94,000    Laidlaw Environmental Services*                            423,000
    25,400    Ohm Corp.*                                                 215,900
    10,200    U.S. Filter Corp.*                                         320,025
                                                                   -------------
                                                                       1,790,575
                                                                   -------------
              RESTAURANTS/FOOD PRODUCTS -- 1.1%
    11,100    Boston Beer Company, Inc.                                  105,450
    34,650    Flowers Industries, Inc.                                   690,834
    13,000    Red Hook Ale Brewery, Inc.*                                 88,563
   412,500    PT Cahaya Kalbar                                           188,781
    31,200    Scheld Vineyards, Inc.*                                    312,000
                                                                   -------------
                                                                       1,385,628
                                                                   -------------
              MEDICAL SUPPLIES/SERVICES -- 0.7%
    50,000    Collaborative Clinical Research, Inc.*                     262,500
    12,400    Healthworld Corp.*                                         130,200
    13,300    Heartstream, Inc.*                                         159,600
     8,400    Hologic, Inc.*                                             217,350
     5,700    Thoratec Labs Corp.*                                        29,212
                                                                   -------------
                                                                         798,862
                                                                   -------------

See notes to combined financial statements
                                       --

                             COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                               NOVEMBER 30, 1997

  SHARES                         DESCRIPTION                           VALUE
              COMMON STOCKS -- (Continued)
              PAPER PRODUCTS -- 0.5%
     7,200    Bowater, Inc.                                        $     323,100
    19,600    Stone Container Corp.*                                     245,000
                                                                   -------------
                                                                         568,100
                                                                   -------------
              COMPUTER -- 0.3%
     6,117    Structural Dynamics Research*                              102,077
    13,500    Versant Object Technology*                                 201,656
                                                                   -------------
                                                                         303,733
                                                                   -------------
              REAL ESTATE -- 0.2%
    58,200    Atlantic Gulf Communities                                  254,625
                                                                   -------------
              TOTAL COMMON STOCKS (Cost $103,253,917)                107,719,999
                                                                   -------------

PRINCIPAL
  AMOUNT
              SHORT TERM INVESTMENTS -- 10.9%
$2,000,000    American Express Corp., 5.53%, 12/03/1997                2,000,000
 2,800,000    Associates Corp., 5.52%, 12/02/1997                      2,800,000
 1,200,000    Ford Motor Credit Corp., 5.55%, 12/04/1997               1,200,000
 1,000,000    Ford Motor Credit Corp., 5.62%, 12/05/1997               1,000,000
 3,300,000    General Electric Capital Corp., 5.45%, 12/01/1997        3,300,000
 2,900,000    Prudential Funding Corp., 5.56%, 12/08/1997              2,900,000
                                                                   -------------
              TOTAL SHORT-TERM INVESTMENTS (Cost $13,200,000)         13,200,000
                                                                   -------------
              TOTAL INVESTMENTS -- 100.0%
                (Cost $116,453,917)                                $ 120,919,999
                                                                   =============

---------------
 * Non-income producing securities

See notes to combined financial statements
                                       --

                        COWEN GOVERNMENT SECURITIES FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1997

PRINCIPAL
 AMOUNT                           DESCRIPTION                           VALUE
             MORTGAGE-BACKED SECURITIES -- 42.5%
             OF TOTAL PORTFOLIO
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
             CERTIFICATES:
$169,243     8.500%, 01/01/10                                        $   176,883
  41,561     8.000%, 05/01/17                                             43,245

             FEDERAL NATIONAL MORTGAGE ASS'N (FNMA) CERTIFICATES:
 150,294     9.000%, 02/01/15                                            160,064

             GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
             CERTIFICATES:
  35,555     8.000%, 05/15/02                                             36,201
   8,787     10.000%, 04/15/16                                             9,741
   9,283     10.000%, 07/15/17                                            10,341
  10,306     10.000%, 11/15/17                                            11,481
   8,071     9.000%, 05/15/21                                              8,693
  11,569     9.500%, 11/15/21                                             12,557
  67,806     9.500%, 03/20/25                                             71,357
 162,132     8.000%, 05/15/25                                            167,754
 225,269     7.750%, 08/15/26                                            231,359
 518,035     8.000%, 01/15/26                                            535,678
                                                                     -----------
               TOTAL MORTGAGE-BACKED SECURITIES                        1,475,354
                                                                     -----------
             U.S. TREASURY OBLIGATIONS -- 57.5%
 300,000     5.875%, 02/15/00                                            300,375
 300,000     6.000%, 07/31/02                                            301,734
 650,000     5.750%, 08/15/03                                            645,938
 500,000     5.875%, 11/15/05                                            498,905
 250,000     6.000%, 02/15/26                                            246,055
                                                                     -----------
               TOTAL U.S. TREASURY NOTES                               1,993,007
                                                                     -----------
             TOTAL INVESTMENTS (Cost $3,451,176)                     $ 3,468,361
                                                                     ===========

See notes to combined financial statements
                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                            STATEMENT OF INVESTMENTS
                               NOVEMBER 30, 1997

  SHARES                          DESCRIPTION                          VALUE
              CUMULATIVE PREFERRED STOCK -- 9.5%
              OF TOTAL PORTFOLIO
     8,600    McDonalds Corp. 7.50%, 09/30/36                       $    221,988
    20,000    Merrill Lynch TOPRS 7.750%, 12/31/36                       528,750
    10,000    Paine Webber Group Capital Trust II, 8.08%,
              03/01/37                                                   256,250
                                                                    ------------
                TOTAL CUMULATIVE PREFERRED STOCK                       1,006,988
                                                                    ------------

PRINCIPAL
  AMOUNT
              CORPORATE NOTES -- 17.4%
$  800,000    Long Island Savings Bank 7.00%, 06/13/02                   813,472
 1,000,000    Sears Roebuck Acceptance 7.010%, 09/19/02                1,024,480
                                                                    ------------
                TOTAL CORPORATE NOTES                                  1,837,952
                                                                    ------------
              MORTGAGE-BACKED SECURITIES -- 26.4%
              FEDERAL NATIONAL MORTGAGE ASS'N (FNMA)
              CERTIFICATES:
   164,081    9.000%, 02/01/02                                           168,963
    66,381    9.000%, 05/01/09                                            69,480
    88,624    9.500%, 03/01/10                                            95,326
   164,780    7.500%, 09/01/10                                           168,951
   813,972    7.000%, 11/01/10                                           825,075
    70,532    9.000%, 04/01/15                                            75,117
    98,045    9.500%, 07/01/22                                           105,765
              FEDERAL HOME LOAN MORTGAGE CORP (FHLMC)
              CERTIFICATES:
   176,502    8.000%, 01/01/08                                           182,317


See notes to combined financial statements
                                       --

                      COWEN INTERMEDIATE FIXED INCOME FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               NOVEMBER 30, 1997

PRINCIPAL
  AMOUNT                          DESCRIPTION                          VALUE
              GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
              CERTIFICATES:
    95,163    8.000%, 06/15/01                                      $     96,570
    49,983    9.000%, 12/15/16                                            54,170
    44,738    10.000%, 12/15/18                                           49,876
    41,032    8.500%, 10/15/21                                            43,379
    64,728    8.000%, 06/15/22                                            67,317
   770,387    7.750%, 07/15/26                                           791,210
                                                                    ------------
                TOTAL MORTGAGE-BACKED SECURITIES                       2,793,516
                                                                    ------------
              U.S. TREASURY NOTES -- 46.7%
   450,000    7.125%, 02/29/00                                           462,303
 1,000,000    6.250%, 10/31/01                                         1,013,120
   350,000    6.625%, 04/30/02                                           360,062
   400,000    6.250%, 06/30/02                                           406,000
   610,000    6.000%, 07/31/02                                           613,526
 1,000,000    6.250%, 02/15/03                                         1,016,870
   650,000    5.875%, 11/15/05                                           648,577
   400,000    6.500%, 10/15/06                                           415,936
                                                                    ------------
                TOTAL U.S. TREASURY NOTES                              4,936,394
                                                                    ------------
              TOTAL INVESTMENTS (Cost $10,437,108)                  $ 10,574,850
                                                                    ============

See notes to combined financial statements

                                       --

                      (This page intentionally left blank)

                                       --

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997

                                                                                      INCOME + GROWTH
                                                                                            FUND
      ASSETS:
       Investments in securities, at value (cost $61,940,480, $116,453,917,
         $3,451,176 and $10,437,108, respectively -- see statements)                    $ 69,484,838
       Cash                                                                                   16,844
       Receivables:
         Cowen & Company                                                                          --
         Subscriptions to Common Stock                                                         7,806
         Investment securities sold                                                          721,105
         Dividends and interest                                                              215,230
       Prepaid expenses, etc.                                                                 26,179
       Deferred organization expenses -- Note 1(E)                                                --
                                                                                    ----------------
           TOTAL ASSETS                                                                   70,472,002
                                                                                    ----------------
      LIABILITIES:
       Payables:
         Custodian                                                                                --
         Cowen & Company                                                                      46,161
         Redemptions of Common Stock                                                          33,251
         Investment securities purchased                                                          --
         Dividends -- Note 1(C)                                                                   --
         Accrued expenses and other liabilities                                               87,434
                                                                                    ----------------
           TOTAL LIABILITIES                                                                 166,846
                                                                                    ----------------
      NET ASSETS                                                                        $ 70,305,156
                                                                                    ================
      NET ASSETS consist of:
       Paid-in Capital                                                                  $ 51,337,217
       Accumulated undistributed net investment income                                       284,184
       Accumulated net realized gain (loss) on investments                                11,139,397
       Net unrealized appreciation on investments                                          7,544,358
                                                                                    ----------------
      NET ASSETS                                                                        $ 70,305,156
                                                                                    ================
      CLASS A
       Net assets                                                                       $ 55,383,399
       Outstanding shares of common stock, ($.001 par value)                               3,805,392
       Net asset value per share                                                        $      14.55
       Maximum offering price per share                                                 $      15.28
      CLASS B
       Net assets                                                                       $  4,477,505
       Outstanding shares of common stock, ($.001 par value)                                 309,556
       Net asset value per share                                                        $      14.46
      CLASS C
       Net assets                                                                       $ 10,444,252
       Outstanding shares of common stock, ($.001 par value)                                 714,745
       Net asset value per share                                                        $      14.61

See notes to combined financial statements

                                       --

                              GOVERNMENT        INTERMEDIATE FIXED
       OPPORTUNITY FUND     SECURITIES FUND        INCOME FUND
         $120,919,999         $ 3,468,361          $ 10,574,850
               42,153                  --                27,524
                   --               3,377                   214
              198,510               1,112                   959
              148,928               1,413                   924
               75,382              37,808                93,655
               24,958              18,336                18,599
                   --               1,732                 1,741
        -------------         -----------         -------------
          121,409,930           3,532,139            10,718,466
        -------------         -----------         -------------
                   --               2,266                    --
              101,880                  --                    --
              127,922               5,395                 5,000
            2,719,373                  --                    --
                   --                 590                 6,303
               78,626              27,187                35,351
        -------------         -----------         -------------
            3,027,801              35,438                46,654
        -------------         -----------         -------------
         $118,382,129         $ 3,496,701          $ 10,671,812
        =============         ===========         =============
         $ 93,405,830         $ 3,468,546          $ 10,792,818
                   --                  --                    --
           20,513,170              10,970              (258,748)
            4,463,129              17,185               137,742
        -------------         -----------         -------------
         $118,382,129         $ 3,496,701          $ 10,671,812
        =============         ===========         =============
         $ 54,808,818         $ 3,433,338          $  9,341,194
            3,327,348             358,390               985,998
         $      16.47         $      9.58          $       9.47
         $      17.29         $     10.06          $       9.70
         $ 10,629,220         $        --          $    629,693
              667,744                  --                65,980
         $      15.92         $        --          $       9.54
         $ 52,944,091         $    63,363          $    700,925
            3,172,077               6,535                74,216
         $      16.69         $      9.70          $       9.44

                                       --

                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1997

                                                                   INCOME + GROWTH
                                                                        FUND
     INVESTMENT INCOME:
       Dividend income                                               $ 2,477,646
       Interest income                                                   148,927
                                                                     -----------
            TOTAL INCOME                                               2,626,573
                                                                     -----------
     EXPENSES:
       Investment management fee -- Note 2(A)                            509,586
       Service fee -- Class A -- Note 2(C)                               132,392
       Service and Distribution fees -- Class B -- Note 2(C)              34,831
       Professional fees                                                  37,295
       Shareholder servicing fees:
         Class A                                                          48,535
         Class B                                                           4,277
         Class C                                                           4,595
       Directors' fees and expenses -- Note 2(D)                          25,144
       Federal and state registration fees                                39,056
       Prospectus and shareholders' reports                               50,953
       Custodian fees                                                     16,977
       Amortization of organization expenses -- Note 1(E)                     --
       Miscellaneous                                                       5,515
                                                                     -----------
            TOTAL EXPENSES                                               909,156
              Less: expenses waived and absorbed --
                Note 2(A, C and D)                                       (95,123)
                                                                     -----------
            NET EXPENSES                                                 814,033
                                                                     -----------
       Net Investment Income (loss)                                    1,812,540
                                                                     -----------
       Realized and Unrealized Gain (Loss) on Investments --
         Note 3:
         Net realized gain (loss) on investments                      11,441,727
         Net unrealized appreciation (depreciation) on
            investments                                               (1,147,980)
                                                                     -----------
       Net Realized and Unrealized Gain (Loss) on Investments         10,293,747
                                                                     -----------
       Net Increase in Net Assets Resulting from Operations          $12,106,287
                                                                     ===========

See notes to combined financial statements

                                       --

                             GOVERNMENT        INTERMEDIATE FIXED
      OPPORTUNITY FUND     SECURITIES FUND        INCOME FUND
        $    573,584          $      --            $   79,163
             347,829            204,103               734,794
        ------------          ---------            ----------
             921,413            204,103               813,957
        ------------          ---------            ----------
             981,026             17,765                58,455
             125,629              7,192                25,142
             101,214                 --                 3,072
              33,317             17,869                17,674
              60,206              4,397                15,177
              14,752                 --                   547
              12,229                337                   770
              23,942             23,942                23,942
              37,634             25,191                24,824
              30,212              2,009                 9,474
              50,765              4,168                 7,600
                  --             13,803                13,978
               9,178                602                 1,801
        ------------          ---------            ----------
           1,480,104            117,275               202,456
             (65,302)          (105,431)             (127,477)
        ------------          ---------            ----------
           1,414,802             11,844                74,979
        ------------          ---------            ----------
            (493,389)           192,259               738,978
        ------------          ---------            ----------
          21,161,722             22,741              (108,743)
          (7,282,985)           (15,850)               42,946
        ------------          ---------            ----------
          13,878,737              6,891               (65,797)
        ------------          ---------            ----------
        $ 13,385,348          $ 199,150            $  673,181
        ============          =========            ==========

                                       --

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         INCOME + GROWTH FUND
                                                    -------------------------------
                                                              YEAR ENDED
                                                             NOVEMBER 30,
                                                    -------------------------------
                                                        1997               1996
                                                    ------------       ------------
     OPERATIONS:
       Net investment income                        $ 1,812,540        $  2,441,778
       Net realized gain on investments              11,441,727           8,408,735
       Net unrealized appreciation (depreciation)
         on investments                              (1,147,980)            (48,607)
                                                    -----------        ------------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                        12,106,287          10,801,906
                                                    -----------        ------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                     (1,400,730)         (1,959,683)
         Class B                                        (61,229)            (68,567)
         Class C                                       (342,805)           (625,281)
       Net realized gains on investments
         Class A                                     (6,585,113)         (1,843,725)
         Class B                                       (328,686)            (55,281)
         Class C                                     (1,476,639)           (722,597)
                                                    -----------        ------------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS     (10,195,202)         (5,275,134)
                                                    -----------        ------------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                      7,271,542          12,200,391
       Net asset value of shares issued in
         reinvestments of distributions               9,461,206           4,990,142
       Cost of shares redeemed                      (15,154,516)        (25,962,378)
                                                    -----------        ------------
         NET INCREASE (DECREASE) IN NET ASSETS
            FROM COMMON STOCK TRANSACTIONS            1,578,232          (8,771,845)
                                                    -----------        ------------
            TOTAL INCREASE (DECREASE)
              IN NET ASSETS                           3,489,317          (3,245,073)
     NET ASSETS:
       Beginning of year                             66,815,839          70,060,912
                                                    -----------        ------------
       End of year                                  $70,305,156        $ 66,815,839
                                                    ===========        ============
     Undistributed net investment income            $   284,184        $    276,408
                                                    ===========        ============

See notes to combined financial statements

                                       --

                                                           OPPORTUNITY FUND
                                                    -------------------------------
                                                              YEAR ENDED
                                                             NOVEMBER 30,
                                                    -------------------------------
                                                        1997               1996
                                                    ------------       ------------
     OPERATIONS:
       Net investment loss                         $   (493,389)       $   (297,291)
       Net realized gain on investments              21,161,722          11,722,237
       Net unrealized appreciation (depreciation)
         on investments                              (7,282,985)          8,236,515
                                                   ------------        ------------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                        13,385,348          19,661,461
                                                   ------------        ------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                             --                  --
         Class B                                             --                  --
         Class C                                             --                  --
       Net realized gains on investments
         Class A                                     (5,387,688)           (911,398)
         Class B                                     (1,131,024)           (154,675)
         Class C                                     (4,941,727)           (450,538)
                                                   ------------        ------------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS     (11,460,439)         (1,516,611)
                                                   ------------        ------------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                     33,576,368          27,354,999
       Net asset value of shares issued in
         reinvestments of distributions              11,254,779           1,490,968
       Cost of shares redeemed                      (21,486,018)        (18,321,441)
                                                   ------------        ------------
         NET INCREASE IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                       23,345,129          10,524,526
                                                   ------------        ------------
            TOTAL INCREASE IN NET ASSETS             25,270,038          28,669,376
     NET ASSETS:
       Beginning of year                             93,112,091          64,442,715
                                                   ------------        ------------
       End of year                                 $118,382,129        $ 93,112,091
                                                   ============        ============

See notes to combined financial statements

                                       --

                                                              GOVERNMENT
                                                            SECURITIES FUND
                                                     -----------------------------
                                                        YEAR ENDED NOVEMBER 30,
                                                     -----------------------------
                                                        1997              1996
                                                     -----------       -----------
     OPERATIONS:
       Net investment income                         $  192,259        $  229,001
       Net realized gain (loss) on investments           22,741            (5,078)
       Net unrealized depreciation on investments       (15,850)          (96,320)
                                                     ----------        ----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                           199,150           127,603
                                                     ----------        ----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                       (186,809)         (221,638)
         Class B                                             --            (1,751)
         Class C                                         (5,450)           (5,612)
                                                     ----------        ----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS        (192,259)         (229,001)
                                                     ----------        ----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                      2,808,408           308,567
       Net asset value of shares issued in
         reinvestments of distributions                 176,668           205,999
       Cost of shares redeemed                       (2,218,648)       (1,833,196)
                                                     ----------        ----------
         NET INCREASE (DECREASE) IN NET ASSETS
            FROM COMMON STOCK TRANSACTIONS              766,428        (1,318,630)
                                                     ----------        ----------
            TOTAL INCREASE (DECREASE) IN NET
              ASSETS                                    773,319        (1,420,028)
     NET ASSETS:
       Beginning of year                              2,723,382         4,143,410
                                                     ----------        ----------
       End of year                                   $3,496,701        $2,723,382
                                                     ==========        ==========

See notes to combined financial statements

                                       --

                                                          INTERMEDIATE FIXED
                                                              INCOME FUND
                                                     -----------------------------
                                                              YEAR ENDED
                                                             NOVEMBER 30,
                                                     -----------------------------
                                                        1997              1996
                                                     -----------       -----------
     OPERATIONS:
       Net investment income                         $  738,978        $1,073,450
       Net realized loss on investments                (108,743)         (151,102)
       Net unrealized appreciation (depreciation)
         on investments                                  42,946          (288,658)
                                                    -----------       -----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                           673,181           633,690
                                                    -----------       -----------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Class A                                       (634,241)         (885,315)
         Class B                                        (37,105)          (50,276)
         Class C                                        (67,632)         (137,858)
       Net realized gains on investments
         Class A                                             --          (140,232)
         Class B                                             --            (5,359)
         Class C                                             --           (17,397)
                                                    -----------       -----------
            TOTAL DISTRIBUTIONS TO SHAREHOLDERS        (738,978)       (1,236,437)
                                                    -----------       -----------
     COMMON STOCK TRANSACTIONS -- NOTE 4
       Proceeds from shares sold                        555,972         6,747,241
       Net asset value of shares issued in
         reinvestments of dividends                     644,002         1,056,981
       Cost of shares redeemed                       (4,861,788)       (9,917,773)
                                                    -----------       -----------
         NET DECREASE IN NET ASSETS FROM COMMON
            STOCK TRANSACTIONS                       (3,661,814)       (2,113,551)
                                                    -----------       -----------
            TOTAL DECREASE IN NET ASSETS             (3,727,611)       (2,716,298)
     NET ASSETS:
       Beginning of Year                             14,399,423        17,115,721
                                                    -----------       -----------
       End of Year                                  $10,671,812       $14,399,423
                                                    ===========       ===========

See notes to combined financial statements

                                       --

                                  COWEN FUNDS
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: Cowen Income + Growth Fund, Inc. ("CIG") and Cowen Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the Cowen Intermediate Fixed Income Fund ("CIFIF"), Cowen Government Securities Fund ("CGSF"), and Cowen Opportunity Fund ("COF"). Cowen & Company ("Cowen") acts as the investment manager and distributor of each of the Funds' shares. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF and CGSF. The Funds' financial statements are prepared in accordance with generally accepted accounting principals which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) Portfolio valuation: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) Dividends to shareholders: Dividends for CIG and COF are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1997, CIFIF had an unused capital loss carryover of approximately $260,000, respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire $150,000 in fiscal 2004 and $110,000 in fiscal 2005.

  (E) Deferred organization expenses: Organization expenses paid by CGSF and CIFIF are being amortized to operations from January 20, 1993, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by Cowen in connection with the organization of each Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains deter-

                                       --
mined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of November 30, 1997, COF reclassified $493,389 from accumulated undistributed net investment loss to accumulated net realized gain on investments. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) Options Transactions: When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
(A) Investment Management Fee: Fees paid by the Funds to Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50% and .60% for CIG, COF, CIFIF and CGSF, respectively, of the average daily value of each Fund's net assets. Since May 9, 1994, Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .20% through August 31, 1995, of .18% from that date through March 31, 1996 and of .14% thereafter, of the average daily value of its net assets, and the COF's expenses in an amount equal to an annual rate of .22% through March 31, 1996 and of .13% through March 31, 1997 and .03% thereafter, of the average daily value of its net assets.

  With respect to CGSF and CIFIF, through July 11, 1994, Cowen waived all of each Fund's Investment Management Fee and has agreed to pay all of each Fund's expenses. From July 11, 1994 through March 31, 1995, Cowen continued to waive all of each Fund's Investment Management Fee and to pay all of each Fund's expenses. With respect to CGSF, Cowen voluntarily waived its investment management fee and service fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and .50% of the Class B distribution fee. The directors' fees are being waived by directors. With respect to CIFIF, Cowen voluntarily waived its investment management fee and absorbed all other expenses, except for .25% through March 31, 1996 and .40% thereafter of other expenses and its service and distribution fees. The directors' fees are being waived by directors.

  Cowen has agreed to maintain these fee and expense reimbursement arrangements for each Fund through March 31, 1998 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) In acting as distributor during the year ended November 30, 1997, Cowen earned $52,586, $171,587, $3,449 and $2,115 of commissions on sales of the shares of CIG, COF, CGSF and CIFIF, respectively.

  (C) Shareholder Servicing and Distribution Plans (the "Plan"): Cowen is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A

                                       --
monthly service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid by Cowen to persons, including Cowen employees, who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to Cowen a monthly distribution fee at the annual rate of .75% for CIG, COF and CGSF and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used by Cowen to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by Cowen, and the payments may exceed expenses actually incurred by Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Cowen and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses; however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1997, was as follows:

                  CIG               COF             CGSF            CIFIF
-----------------------------------------------------------------------------
Purchases     $ 48,662,653     $ 169,434,478     $ 6,088,310     $ 10,782,419
-----------------------------------------------------------------------------
Sales         $ 55,942,641     $ 162,566,694     $ 5,312,906     $ 14,323,208
-----------------------------------------------------------------------------

  At November 30, 1997, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

  At November 30, 1997, accumulated net unrealized appreciation on investments was as follows:

                      CIG             COF           CGSF        CIFIF
-----------------------------------------------------------------------
Gross
 Unrealized
 Appreciation     $ 10,179,197    $ 13,564,347    $ 19,614    $ 152,569
Gross
 Unrealized
 Depreciation        2,634,839       9,101,218       2,429       14,827
-----------------------------------------------------------------------
 Net              $  7,544,358    $  4,463,129    $ 17,185    $ 137,742
-----------------------------------------------------------------------

NOTE 4 - COMMON STOCK TRANSACTIONS: At November 30, 1997, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

                                       --

COWEN INCOME + GROWTH FUND

                                                    YEAR ENDED NOVEMBER 30, 1997
                           ------------------------------------------------------------------------------
                                   CLASS A                   CLASS B                    CLASS C
                           -----------------------    ---------------------    --------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                           --------    -----------    -------    ----------    ----------    ------------
Shares Sold                 292,820    $ 3,852,077    126,969    $1,667,527       133,903    $  1,751,938
Dividends Reinvested        604,764      7,459,293     27,818       341,929       134,161       1,659,984
                           --------    -----------    -------    ----------    ----------    ------------
                            897,584     11,311,370    154,787     2,009,456       268,064       3,411,922
Shares Redeemed            (738,269)    (9,849,044)   (25,573)     (336,753)     (365,423)     (4,988,719)
                           --------    -----------    -------    ----------    ----------    ------------
Net Increase (Decrease)     159,315    $ 1,462,326    129,214    $1,672,703       (97,359)   $ (1,556,797)
                           =========   ===========    ========   ==========    ==========    =============


                                                    YEAR ENDED NOVEMBER 30, 1996
                           ------------------------------------------------------------------------------
                                   CLASS A                   CLASS B                    CLASS C
                           -----------------------    ---------------------    --------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
                           --------    -----------    -------    ----------    ----------    ------------
Shares Sold                 323,430    $ 4,240,149     84,994    $1,114,910       519,587    $  6,845,332
Dividends Reinvested        273,319      3,559,882      9,145       118,830       100,573       1,311,430
                           --------    -----------    -------    ----------    ----------    ------------
                            596,749      7,800,031     94,139     1,233,740       620,160       8,156,762
Shares Redeemed            (686,981)    (9,077,987)   (24,372)     (318,947)   (1,267,397)    (16,565,444)
                           --------    -----------    -------    ----------    ----------    ------------
Net Increase (Decrease)     (90,232)   $(1,277,956)    69,767    $  914,793      (647,237)   $ (8,408,682)
                           =========   ===========    =======    ==========    ==========    =============

                                       --

COWEN OPPORTUNITY FUND

                                                    YEAR ENDED NOVEMBER 30, 1997
                          --------------------------------------------------------------------------------
                                  CLASS A                     CLASS B                     CLASS C
                          ------------------------    -----------------------    -------------------------
                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                          ---------    -----------    --------    -----------    ---------    ------------
Shares Sold                 741,851    $11,608,130     163,706    $ 2,491,829    1,236,846    $ 19,476,409
Dividends Reinvested        371,816      5,276,074      78,957      1,090,397      340,886       4,888,308
                          ---------    -----------    --------    -----------    ---------    ------------
                          1,113,667     16,884,204     242,663      3,582,226    1,577,732      24,364,717
Shares Redeemed            (431,730)    (6,760,538)   (116,660)    (1,791,282)    (812,964)    (12,934,198)
                          ---------    -----------    --------    -----------    ---------    ------------
Net Increase                681,937    $10,123,666     126,003    $ 1,790,944      764,768    $ 11,430,519
                          =========    ===========    ========    ===========    =========    ============


                                                  FOR YEAR ENDED NOVEMBER 30, 1996
                          --------------------------------------------------------------------------------
                                  CLASS A                     CLASS B                     CLASS C
                          ------------------------    -----------------------    -------------------------
                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                          ---------    -----------    --------    -----------    ---------    ------------
Shares Sold                 307,594    $ 4,456,116     102,767    $ 1,463,700    1,457,942    $ 21,435,183
Dividends Reinvested         69,163        895,655      11,962        152,511       33,954         442,416
                          ---------    -----------    --------    -----------    ---------    ------------
                            376,757      5,351,771     114,729      1,616,211    1,491,896      21,877,599
Shares Redeemed            (679,963)    (9,608,731)    (72,025)    (1,007,199)    (543,685)     (7,705,512)
                          ---------    -----------    --------    -----------    ---------    ------------
Net Increase (Decrease)    (303,206)   $(4,256,960)     42,704    $   609,012      948,211    $ 14,172,087
                          =========    ===========    ========    ===========    =========    ============

                                       --

COWEN GOVERNMENT SECURITIES FUND

                                                      YEAR ENDED NOVEMBER 30, 1997
                                  ---------------------------------------------------------------------
                                          CLASS A                  CLASS B                CLASS C
                                  -----------------------    --------------------    ------------------
                                   SHARES       AMOUNT       SHARES      AMOUNT      SHARES     AMOUNT
                                  --------    -----------    -------    ---------    ------    --------
Shares Sold                        293,373    $ 2,789,659        --            --    1,869     $ 18,749
Dividends Reinvested                18,113        171,273        --            --      564        5,395
                                  --------    -----------    -------    ---------    ------    --------
                                   311,486      2,960,932        --            --    2,433       24,144
Shares Redeemed                    227,332      2,165,635        --            --    5,430       53,013
                                  --------    -----------    -------    ---------    ------    --------
Net Increase (Decrease)             84,154    $   795,297        --            --   (2,997)    $(28,869)
                                  =========   ===========    ========   ==========  =======    ========


                                                      YEAR ENDED NOVEMBER 30, 1996
                                  ---------------------------------------------------------------------
                                          CLASS A                  CLASS B                CLASS C
                                  -----------------------    --------------------    ------------------
                                   SHARES       AMOUNT       SHARES      AMOUNT      SHARES     AMOUNT
                                  --------    -----------    -------    ---------    ------    --------
Shares Sold                         23,793    $   226,905         --    $      --     8,386    $ 81,662
Dividends Reinvested                20,988        199,947         46          462       583       5,590
                                  --------    -----------    -------    ---------    ------    --------
                                    44,781        426,852         46          462     8,969      87,252
Shares Redeemed                   (172,053)    (1,640,548)   (15,360)    (154,719)   (3,980)    (37,929)
                                  --------    -----------    -------    ---------    ------    --------
Net (Decrease)                    (127,272)   $(1,213,696)   (15,314)   $(154,257)    4,989    $ 49,323
                                  =========   ===========    ========   ==========   ========  =========

                                       --

COWEN INTERMEDIATE FIXED INCOME FUND

                                                      YEAR ENDED NOVEMBER 30, 1997
                               --------------------------------------------------------------------------
                                       CLASS A                  CLASS B                   CLASS C
                               -----------------------    --------------------    -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT
                               --------    -----------    -------    ---------    --------    -----------
Shares Sold                      30,116    $   281,334     9,789     $  92,277      19,548    $   182,361
Dividends Reinvested             59,500        556,082     2,693        25,340       6,732         62,580
                               --------    -----------    -------    ---------    --------    -----------
                                 89,616        837,416    12,482       117,617      26,280        244,941
Shares Redeemed                (358,684)    (3,347,408)   (27,141)    (255,788)   (137,044)    (1,258,592)
                               --------    -----------    -------    ---------    --------    -----------
Net Increase (Decrease)        (269,068)   $(2,509,992)   (14,859)   $(138,171)   (110,763)   $(1,013,651)
                               =========   ===========    ========   ==========   =========   ===========


                                                      YEAR ENDED NOVEMBER 30, 1996
                               --------------------------------------------------------------------------
                                       CLASS A                  CLASS B                   CLASS C
                               -----------------------    --------------------    -----------------------
                                SHARES       AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT
                               --------    -----------    -------    ---------    --------    -----------
Shares Sold                     564,602    $ 5,378,480    29,055     $ 282,806     114,335    $ 1,085,955
Dividends Reinvested             93,189        880,449     3,251        30,724      15,529        145,808
                               --------    -----------    -------    ---------    --------    -----------
                                657,791      6,258,929    32,306       313,530     129,864      1,231,763
Shares Redeemed                (913,933)    (8,525,965)   (10,626)     (99,472)   (138,370)    (1,292,336)
                               --------    -----------    -------    ---------    --------    -----------
Net Increase (Decrease)        (256,142)   $(2,267,036)   21,680     $ 214,058      (8,506)   $   (60,573)
                               =========   ===========    ========   ==========   =========   ===========

                                       --

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                                COWEN INCOME + GROWTH FUND -- CLASS A
                                       ----------------------------------------------------------------------------------------
                                                     YEAR ENDED                          FOUR                 YEAR ENDED
                                                    NOVEMBER 30,                        MONTHS                 JULY 31,
                                       ---------------------------------------          ENDED           -----------------------
                                        1997            1996            1995           11/30/94          1994            1993
                                       -------         -------         -------         --------         -------         -------
NET ASSET VALUE,
 Beginning of Period                   $ 14.40         $ 13.19         $ 10.62         $11.06           $ 12.97         $ 12.85
                                       -------         -------         -------         --------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
 Investment Income -- Net                 0.36            0.48            0.51           0.19              0.52            0.48
 Net Realized and Unrealized Gains
   (Losses) on Investments                1.97            1.74            2.54          (0.50)            (0.44)           0.68
                                       -------         -------         -------         --------         -------         -------
 Net from Investment Operations           2.33            2.22            3.05          (0.31)             0.08            1.16
                                       -------         -------         -------         --------         -------         -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                                (0.36)          (0.52)          (0.48)         (0.13)            (0.52)          (0.49)
 Distributions from Net Realized
   Gains on Investments                  (1.82)          (0.49)             --             --             (1.47)          (0.55)
                                       -------         -------         -------         --------         -------         -------
 Total Distributions                     (2.18)          (1.01)          (0.48)         (0.13)            (1.99)          (1.04)
                                       -------         -------         -------         --------         -------         -------
NET ASSET VALUE,
 End of Period                         $ 14.55         $ 14.40         $ 13.19         $10.62           $ 11.06         $ 12.97
                                       =======         =======         =======         ======           =======         =======
Total Return(5)                          19.21%          17.86%          29.50%         (8.50%)(2)         0.28%           9.45%

RATIOS/SUPPLEMENTARY DATA

 Net Assets (000 omitted)              $55,383         $52,502         $49,298        $32,104           $34,722         $35,016
 Ratio of Expenses to Average
   Net Assets                             1.21%           1.24%           1.31%          0.47%(3)          1.26%           1.33%
 Ratio of Investment Income -- Net
   to Average Net Assets                  2.65%           3.56%           4.29%          1.65%(3)          4.32%           3.74%
 Decrease Reflected on Above Ratios
   Due to Expense
   Reimbursements/Waivers                 0.14%           0.15%           0.19%          0.07%(3)          0.04%             --
 Portfolio Turnover Rate                    75%             79%             72%            31%               76%             62%
 Average Commission Rate Paid(8)       $ .0600         $ .0612

                                       --

                                                   COWEN INCOME + GROWTH FUND -- CLASS B
                                   ---------------------------------------------------------------------
                                                                               FOUR          PERIOD FROM
                                        YEAR ENDED NOVEMBER 30,               MONTHS         5/17/94(4)
                                   ----------------------------------         ENDED            THROUGH
                                    1997          1996          1995         11/30/94          7/31/94
                                   ------        ------        ------        --------        -----------
NET ASSET VALUE,
 Beginning of Period              $14.31        $13.14        $10.58          $11.04           $ 10.85(1)
                                  ------        ------        ------         --------          -------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net           0.27          0.37          0.42            0.16              0.09
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                      1.95          1.73          2.54           (0.50)             0.20
                                   ------        ------        ------        --------        -----------
 Net from Investment
   Operations                       2.22          2.10          2.96           (0.34)             0.29
                                   ------        ------        ------        --------        -----------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income               (0.25)        (0.44)        (0.40)          (0.12)            (0.10)
 Distributions from Net
   Realized Gains on
   Investments                     (1.82)        (0.49)           --              --                --
                                   ------        ------        ------        --------        -----------
 Total Distributions               (2.07)        (0.93)        (0.40)          (0.12)            (0.10)
                                   ------        ------        ------        --------        -----------
NET ASSET VALUE,
 End of Period                    $14.46        $14.31        $13.14          $10.58           $ 11.04
                                  =======       ======        ======        =========       ===========
Total Return(5)                    18.34%        16.89%        28.49%          (9.33%)(2)        13.19%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)         $4,478        $2,581        $1,453          $  280           $    56
 Ratio of Expenses to
   Average Net Assets               1.99%         2.04%         2.07%           0.75%(3)          0.57%(3)
 Ratio of Investment
   Income -- Net to Average
   Net Assets                       1.84%         2.76%         3.44%           1.31%(3)          0.45%(3)
 Decrease Reflected on Above
   Ratios Due to Expense
   Reimbursements/Waivers           0.14%         0.15%         0.19%           0.07%(3)          0.04%(3)
 Portfolio Turnover Rate              75%           79%           72%             31%               76%
 Average Commission Rate
   Paid(8)                        $.0600        $.0612

                                       --

                                                   COWEN INCOME + GROWTH FUND -- CLASS C
                                  ------------------------------------------------------------------------
                                               YEAR ENDED                        FOUR          PERIOD FROM
                                              NOVEMBER 30,                      MONTHS         5/19/94(4)
                                  -------------------------------------         ENDED            THROUGH
                                   1997           1996           1995          11/30/94          7/31/94
                                  -------        -------        -------        --------        -----------
NET ASSET VALUE,
 Beginning of Period              $ 14.45        $ 13.23        $ 10.62         $11.06           $ 10.91(1)
                                  -------        -------        -------        --------          -------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net            0.41           0.58           0.52           0.20              0.10
 Net Realized and
   Unrealized Gains
   (Losses) on Investments           1.97           1.69           2.59          (0.50)             0.16
                                  -------        -------        -------        --------          -------
 Net from Investment
   Operations                        2.38           2.27           3.11          (0.30)             0.26
                                  -------        -------        -------        --------          -------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income                (0.40)         (0.56)         (0.50)         (0.14)            (0.11)
 Distributions from Net
   Realized Gains on
   Investments                      (1.82)         (0.49)            --             --                --
                                  -------        -------        -------        --------          -------
 Total Distributions                (2.22)         (1.05)         (0.50)         (0.14)            (0.11)
                                  -------        -------        -------        --------          -------
NET ASSET VALUE,
 End of Period                    $ 14.61        $ 14.45        $ 13.23         $10.62           $ 11.06
                                  =======        =======        =======         ======           =======
Total Return(5)                     19.57%         18.25%         29.99%         (8.37%)(2)        10.63%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)         $10,444        $11,733        $19,309         $6,029           $ 4,988
 Ratio of Expenses to
   Average Net Assets                1.05%          0.90%          0.96%          0.40%(3)          0.28%(3)
 Ratio of Investment
   Income -- Net to Average
   Net Assets                        2.98%          3.90%          4.66%          1.68%(3)          1.13%(3)
 Decrease Reflected on
   Above Ratios Due to
   Expense
   Reimbursements/Waivers            0.14%          0.16%          0.19%          0.07%(3)          0.05%(3)
 Portfolio Turnover Rate               75%            79%            72%            31%               76%
 Average Commission Rate
   Paid(8)                        $ .0600        $ .0612

                                       --

                                                                 COWEN OPPORTUNITY FUND -- CLASS A
                                                -------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                                -------------------------------------------------------------------
                                                 1997           1996           1995           1994           1993
                                                -------        -------        -------        -------        -------
NET ASSET VALUE,
 Beginning of Year                              $ 16.61        $ 13.13        $ 12.98        $ 16.06        $ 14.92
                                                -------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)               (0.08)         (0.07)         (0.04)         (0.09)         (0.16)
 Net Realized and Unrealized Gains (Losses)
   on Investments                                  2.00           3.86           0.97           1.22           3.79
                                                -------        -------        -------        -------        -------
 Net from Investment Operations                    1.92           3.79           0.93           1.13           3.63
                                                -------        -------        -------        -------        -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                --             --             --             --             --
 Distributions from Net Realized Gains on
   Investments                                    (2.06)         (0.31)         (0.78)         (4.21)         (2.49)
                                                -------        -------        -------        -------        -------
 Total Distributions                              (2.06)         (0.31)         (0.78)         (4.21)         (2.49)
                                                -------        -------        -------        -------        -------
NET ASSET VALUE,
 End of Period                                  $ 16.47        $ 16.61        $ 13.13        $ 12.98        $ 16.06
                                                =======        =======        =======        =======        =======
Total Return(5)                                   13.55%         29.63%          7.91%          9.53%         29.48%

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                       $54,809        $43,950        $38,724        $34,487        $19,147
 Ratio of Expenses to Average Net Assets           1.38%          1.39%          1.43%          1.47%          1.63%
 Ratio of Investment Loss -- Net to Average
   Net Assets                                     (0.53%)        (0.46%)        (0.28%)        (0.66%)        (1.10%)
 Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                  0.06%          0.16%          0.22%          0.14%            --
 Portfolio Turnover Rate                            159%           182%           148%           152%           167%
 Average Commission Rate Paid(8)                $ .0252        $ .0575

                                       --

                                                               COWEN OPPORTUNITY FUND -- CLASS B
                                                  ------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                          YEAR ENDED NOVEMBER 30,                  5/17/94(4)
                                                  ---------------------------------------            THROUGH
                                                   1997             1996            1995            11/30/94
                                                  -------          ------          ------          -----------
NET ASSET VALUE,
 Beginning of Period                              $ 16.23         $12.93          $12.91             $ 12.18(1)
                                                  -------         ------          ------             -------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)                 (0.20)         (0.18)          (0.14)              (0.09)
 Net Realized and Unrealized Gains (Losses) on
   Investments                                       1.95           3.79            0.94                0.82
                                                  -------          ------          ------            -------
 Net from Investment Operations                      1.75           3.61            0.80                0.73
                                                  -------          ------          ------            -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                  --             --              --                  --
 Distributions from Net Realized Gains on
   Investments                                      (2.06)         (0.31)          (0.78)                 --
                                                  -------          ------          ------            -------
 Total Distributions                                (2.06)         (0.31)          (0.78)                 --
                                                  -------          ------          ------            -------
NET ASSET VALUE,
 End of Period                                    $ 15.92         $16.23          $12.93             $ 12.91
                                                  =======         =======         =======            =======
Total Return(5)                                     12.72%         28.67%           6.97%              11.04%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                         $10,629         $8,794          $6,455             $ 2,207
 Ratio of Expenses to Average Net Assets             2.15%          2.17%           2.19%               1.32%(3)
 Ratio of Investment Loss -- Net to Average
   Net Assets                                       (1.31%)        (1.24%)         (1.06%)             (0.83%)(3)
 Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                    0.06%          0.16%           0.22%               0.12%(3)
 Portfolio Turnover Rate                              159%           182%            148%                152%
 Average Commission Rate Paid(8)                  $ .0252         $.0575

                                       --

                                                                COWEN OPPORTUNITY FUND -- CLASS C
                                                  --------------------------------------------------------------
                                                                                                     PERIOD FROM
                                                           YEAR ENDED NOVEMBER 30,                    5/9/94(4)
                                                  -----------------------------------------            THROUGH
                                                   1997             1996             1995             11/30/94
                                                  -------          -------          -------          -----------
NET ASSET VALUE,
 Beginning of Period                              $ 16.77          $ 13.20          $ 12.99            $ 12.36(1)
                                                  -------          -------          -------          -----------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income (Loss) -- Net(6)                 (0.03)           (0.01)            0.01              (0.03)
 Net Realized and Unrealized Gains (Losses) on
   Investments                                       2.01             3.89             0.98               0.66
                                                  -------          -------          -------          -----------
 Net from Investment Operations                      1.98             3.88             0.99               0.63
                                                  -------          -------          -------          -----------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                  --               --               --                 --
 Distributions from Net Realized Gains on
   Investments                                      (2.06)           (0.31)           (0.78)                --
                                                  -------          -------          -------          -----------
 Total Distributions                                (2.06)           (0.31)           (0.78)                --
                                                  -------          -------          -------          -----------
NET ASSET VALUE,
 End of Period                                    $ 16.69          $ 16.77          $ 13.20            $ 12.99
                                                  =======          =======          =======          ==============
Total Return(5)                                     13.82%           30.17%            8.40%              9.04%(2)
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                         $52,944          $40,369          $19,264            $ 8,151
 Ratio of Expenses to Average Net Assets             1.02%            1.01%            1.03%              0.75%(3)
 Ratio of Investment Income (Loss) --
   Net Assets                                       (0.19%)          (0.07%)           0.11%             (0.26%)(3)
 Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                    0.06%            0.15%            0.22%              0.13%(3)
 Portfolio Turnover Rate                              159%             182%             148%               152%
 Average Commission Rate Paid(8)                  $ .0252          $ .0575

                                       --

                                                   COWEN GOVERNMENT SECURITIES FUND -- CLASS A
                                      ----------------------------------------------------------------------
                                                                                               PERIOD FROM
                                                                                                 1/20/93
                                                                                              (COMMENCEMENT
                                                  YEAR ENDED NOVEMBER 30,                     OF OPERATIONS)
                                      ------------------------------------------------           THROUGH
                                       1997          1996          1995          1994            11/30/93
                                      ------        ------        ------        ------        --------------
NET ASSET VALUE,
 Beginning of Period                  $9.59         $9.83         $9.17         $10.11            $ 9.77
                                      ------        ------        ------        ------            ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net              0.61          0.64          0.69          0.52               0.41
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                        (0.01)        (0.24)         0.66         (0.84)              0.30
                                      ------        ------        ------        ------            ------
 Net from Investment Operations        0.60          0.40          1.35         (0.32)              0.71
                                      ------        ------        ------        ------            ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                             (0.61)        (0.64)        (0.69)        (0.56)             (0.37)
 Distributions from Net
   Realized Gains on
   Investments                           --            --            --         (0.06)                --
                                      ------        ------        ------        ------            ------
 Total Distributions                  (0.61)        (0.64)        (0.69)        (0.62)             (0.37)
                                      ------        ------        ------        ------            ------
NET ASSET VALUE,
 End of Period                        $9.58         $9.59         $9.83         $9.17             $10.11
                                      =====         =====         =====         =====             ======
Total Return(5)                        6.55%         4.34%        15.23%        (3.24%)             8.49%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)            $3,433        $2,631        $3,945         $ 488             $  547
 Ratio of Expenses to Average
   Net Assets                          0.40%         0.34%         0.22%           --                 --
 Ratio of Investment Income --
   Net to Average Net Assets           6.47%         6.72%         7.08%         5.24%              5.06%(3)
 Decrease Reflected on Above
   Ratios Due to:
   Investment Management and
     Service Fees Waived by
     Cowen                             0.85%         0.85%         0.85%         0.78%              0.75%(3)
   Other Expenses Waived or
     Absorbed                          2.70%         2.72%         3.63%        11.85%             16.94%(3)
 Portfolio Turnover Rate                184%          107%          289%          210%               122%

                                       --

                                                                                 COWEN GOVERNMENT
                                                                            SECURITIES FUND -- CLASS B
                                                                       -------------------------------------
                                                                       YEAR ENDED NOVEMBER       PERIOD FROM
                                                                               30,               7/15/94(4)
                                                                       --------------------        THROUGH
                                                                       1996(7)        1995        11/30/94
                                                                       ------        ------      -----------
NET ASSET VALUE,
 Beginning of Period                                                  $10.01         $9.28          $9.52(1)
                                                                      ------         -----          -----
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                               0.14          0.63           0.20
 Net Realized and Unrealized Gains (Losses) on Investments              0.10          0.73          (0.24)
                                                                       -----         -----          -----
 Net from Investment Operations                                         0.24          1.36          (0.04)
                                                                       -----         -----          -----
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                                  (0.14)        (0.63)         (0.20)
 Distributions from Net Realized Gains on Investments                     --            --             --
                                                                       -----         -----          -----
 Total Distributions                                                   (0.14)        (0.63)          (0.20)
                                                                       -----         -----          -----
NET ASSET VALUE,
 End of Period                                                            -- (7)    $10.01          $9.28
                                                                       =====        ======          =====
Total Return(5)                                                         2.37%(7)     15.09%         (1.27%)(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                                                 --         $ 153          $  60
 Ratio of Expenses to Average Net Assets                                0.16%(3)      0.75%          0.28%(3)
 Ratio of Investment Income -- Net to Average Net Assets                1.24%(3)      6.62%          2.02%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management, Service and Distribution Fees
     Waived by Cowen                                                    0.22%(3)      1.10%          0.30%(3)
   Other Expenses Waived or Absorbed                                    0.60%(3)      5.29%          6.05%(3)
 Portfolio Turnover Rate                                                 107%          289%           210%

                                       --

                                                                         COWEN GOVERNMENT
                                                                    SECURITIES FUND -- CLASS C
                                                        --------------------------------------------------
                                                                                               PERIOD FROM
                                                            YEAR ENDED NOVEMBER 30,            7/11/94(4)
                                                        -------------------------------          THROUGH
                                                        1997         1996         1995          11/30/94
                                                        -----        -----        -----        -----------
NET ASSET VALUE,
 Beginning of Period                                    $9.71        $9.94        $9.17           $9.45(1)
                                                        -----        -----        -----           -----
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                0.62         0.65         0.70            0.22
 Net Realized and Unrealized Gains (Losses) on
   Investments                                          (0.01)       (0.23)       0.77            (0.28)
                                                        -----        -----        -----           -----
 Net from Investment Operations                          0.61         0.42         1.47           (0.06)
                                                        -----        -----        -----           -----
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                   (0.62)       (0.65)       (0.70)          (0.22)
 Distributions from Net Realized Gains on
   Investments                                             --           --           --              --
                                                        -----        -----        -----           -----
 Total Distributions                                    (0.62)       (0.65)       (0.70)          (0.22)
                                                        -----        -----        -----           -----
NET ASSET VALUE,
 End of Period                                          $9.70        $9.71        $9.94           $9.17
                                                        =====        =====        =====           =====
Total Return(5)                                         6.55%         4.48%       16.52%          (1.57%)(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                               $ 63         $  93         $ 45           $  13
 Ratio of Expenses to Average Net Assets                0.40%         0.36%        0.20%             --
 Ratio of Investment Income -- Net to Average Net
   Assets                                               6.49%         6.75%        7.12%           2.42%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management Fees Waived by Cowen           0.60%         0.60%        0.60%           0.24%(3)
   Other Expenses Waived or Absorbed                    3.06%         3.14%        5.14%           6.26%(3)
 Portfolio Turnover Rate                                 184%          107%         289%            210%

                                       --

                                                                      COWEN INTERMEDIATE
                                                                 FIXED INCOME FUND -- CLASS A
                                                --------------------------------------------------------------
                                                                                                 PERIOD FROM
                                                                                                   1/20/93
                                                                                                (COMMENCEMENT
                                                         YEAR ENDED NOVEMBER 30,               OF OPERATIONS)
                                                ------------------------------------------         THROUGH
                                                 1997        1996        1995        1994         11/30/93
                                                -------     -------     -------     ------     ---------------
NET ASSET VALUE,
 Beginning of Period                            $  9.47     $  9.71     $  9.12     $9.95          $  9.77
                                                -------     -------     -------     ------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                          0.59        0.63        0.67      0.51             0.40
 Net Realized and Unrealized Gains (Losses)
   on Investments                                    --       (0.15)       0.59     (0.68)            0.14
                                                -------     -------     -------     ------          ------
 Net from Investment Operations                    0.59        0.48        1.26     (0.17)            0.54
                                                -------     -------     -------     ------          ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income             (0.59)      (0.63)      (0.67)    (0.53)           (0.36)
 Distributions from Net Realized Gains on
   Investments                                       --       (0.09)         --     (0.13)              --
                                                -------     -------     -------     ------          ------
 Total Distributions                              (0.59)      (0.72)      (0.67)    (0.66)           (0.36)
                                                -------     -------     -------     ------          ------
NET ASSET VALUE,
 End of Period                                  $  9.47     $  9.47     $  9.71     $9.12          $  9.95
                                                =======     =======     =======     =====          =======
Total Return(5)                                    6.47%       5.21%      14.22%    (1.77%)           6.50%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                       $ 9,341     $11,885     $14,667     $2,836         $ 1,167
 Ratio of Expenses to Average Net Assets           0.65%       0.59%       0.47%     0.12%              --
 Ratio of Investment Income -- Net to
   Average Net Assets                              6.29%       6.61%       6.90%     5.41%            4.93%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management and Service Fees
     Waived by Cowen                               0.50%       0.50%       0.50%     0.63%            0.75%(3)
   Other Expenses Waived or Absorbed               0.60%       0.52%       0.86%     3.43%            4.45%(3)
 Portfolio Turnover Rate                             92%        110%        264%      159%             143%

                                       --

                                                                      COWEN INTERMEDIATE FIXED
                                                                       INCOME FUND -- CLASS B
                                                        -----------------------------------------------------
                                                                    YEAR ENDED                    PERIOD FROM
                                                                   NOVEMBER 30,                   7/12/94(4)
                                                        ----------------------------------          THROUGH
                                                         1997          1996          1995          11/30/94
                                                        ------        ------        ------        -----------
NET ASSET VALUE,
 Beginning of Period                                    $9.54         $9.78         $9.17            $9.32(1)
                                                        ------        ------        ------           -----
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                0.53          0.61          0.65             0.20
 Net Realized and Unrealized Gains (Losses) on
   Investments                                             --         (0.15)         0.61            (0.15)
                                                        ------        ------        ------           -----
 Net from Investment Operations                          0.53          0.46          1.26             0.05
                                                        ------        ------        ------           -----
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                   (0.53)        (0.61)        (0.65)           (0.20)
 Distributions from Net Realized Gains on
   Investments                                             --         (0.09)           --               --
                                                        ------        ------        ------           -----
 Total Distributions                                     0.53         (0.70)        (0.65)           (0.20)
                                                        ------        ------        ------           -----
NET ASSET VALUE,
 End of Period                                          $9.54         $9.54         $9.78            $9.17
                                                        =====         =====         =====            =====
Total Return(5)                                          6.21%         4.96%        14.12%            1.25%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                               $ 630         $ 769         $ 577            $ 313
 Ratio of Expenses to Average Net Assets                 0.90%         0.85%         0.68%            0.19%(3)
 Ratio of Investment Income -- Net to Average Net
   Assets                                                6.03%         6.40%         6.79%            2.15%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management, Service and
     Distribution Fees Waived by Cowen                   0.50%         0.50%         0.50%            0.18%(3)
   Other Expenses Waived or Absorbed                     0.54%         0.54%         0.46%            1.25%
 Portfolio Turnover Rate                                   92%                        110%             264%

                                       --

                                                                      COWEN INTERMEDIATE FIXED
                                                                       INCOME FUND -- CLASS C
                                                        -----------------------------------------------------
                                                                    YEAR ENDED                    PERIOD FROM
                                                                   NOVEMBER 30,                   7/11/94(4)
                                                        ----------------------------------          THROUGH
                                                         1997          1996          1995          11/30/94
                                                        ------        ------        ------        -----------
NET ASSET VALUE,
 Beginning of Period                                    $9.44         $9.68         $9.10           $  9.34(1)
                                                        ------        ------        -----           -------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                                0.61          0.65          0.69              0.23
 Net Realized and Unrealized Gains (Losses) on
   Investments                                             --         (0.15)         0.58             (0.24)
                                                        ------        ------        -----           -------
 Net from Investment Operations                          0.61          0.50          1.27             (0.01)
                                                        ------        ------        -----           -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                   (0.61)        (0.65)        (0.69)            (0.23)
 Distributions from Net Realized Gains on
   Investments                                             --         (0.09)           --                --
                                                        ------        ------        -----           -------
 Total Distributions                                    (0.61)        (0.74)        (0.69)            (0.23)
                                                        ------        ------        -----           -------
NET ASSET VALUE,
 End of Period                                          $9.44         $9.44         $9.68           $  9.10
                                                        =====         =====         =====           =======
Total Return(5)                                          6.74%         5.46%        14.41%            (0.36%)(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                               $ 701         $1,745        $1,872          $   565
 Ratio of Expenses to Average Net Assets                 0.40%         0.35%         0.20%               --
 Ratio of Investment Income -- Net to Average Net
   Assets                                                6.63%         6.87%         7.23%             1.98%(3)
 Decrease Reflected on Above Ratios Due to:
   Investment Management Fee Waived by Cowen             0.50%         0.50%         0.50%             0.16%(3)
   Other Expenses Waived or Absorbed                     0.50%         0.42%         0.97%             1.87%(3)
 Portfolio Turnover Rate                                   92%          110%          264%              159%

---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2) Annualized
(3) Not Annualized
(4) Commencement of Distribution
(5) Exclusive of Sales Charges
(6) Based upon average shares outstanding
(7) For the period from December 1, 1995 to February 12, 1996, the day on which all outstanding shares were presented for redemption.
(8) Disclosure required for years beginning after September 1, 1995.

                                       --

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Stockholders and Boards of Directors
Cowen Income + Growth Fund, Inc. and
Cowen Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Cowen Income + Growth Fund, Inc. and Cowen Funds, Inc. (comprising, respectively, Cowen Opportunity Fund, Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund) as of November 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights (see Note 5) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cowen Income + Growth Fund, Inc. and each of the respective portfolios constituting Cowen Funds, Inc. at November 30, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP Logo
New York, New York
January 9, 1998

                                       --

                             COWEN FAMILY OF FUNDS
                                Financial Square
                            New York, NY 10005-3597

                                   DIRECTORS
                           Joseph M. Cohen, Chairman
                                 James H. Carey
                                Dr. Peter P. Gil
                              Dr. Martin J. Gruber
                                Burton J. Weiss

                                    OFFICERS
Joseph M. Cohen, Chairman of the Board of Directors and Chief Executive Officer
                           David R. Sarns, President
          William Church, Vice President and Senior Investment Officer
Creighton H. Peet, Vice President, Treasurer, Chief Financial Officer and Senior
                               Investment Officer
                 William Rechter, Senior Investment Officer(1)
                      Alan Koepplin, Investment Officer(2)
                    Benedict Capaldi, Investment Officer(3)
                      Paul D. Houk, Investment Officer(3)
                Gordon G. Ifill, Assistant Investment Officer(2)
                           Rodd M. Baxter, Secretary
                         Irwood Schlackman, Controller

           INVESTMENT ADVISER                            CUSTODIAN
              & DISTRIBUTOR                          & TRANSFER AGENT
             Cowen & Company                   Investors Fiduciary Trust Co.
            Financial Square                          P.O. Box 419111
           New York, NY 10005                      Kansas City, MO 64141

              LEGAL COUNSEL                        INDEPENDENT AUDITORS
        Willkie Farr & Gallagher                     Ernst & Young LLP
           One Citicorp Center                      787 Seventh Avenue
          153 East 53rd Street                      New York, NY 10019
           New York, NY 10022

---------------
(1) Cowen Income + Growth and Cowen Opportunity
(2) Cowen Intermediate Fixed Income and Cowen Government Securities
(3) Cowen Income + Growth                                          COW/ANN 11/97